PROSPECTUS SUPPLEMENT -- Feb. 20, 2004*

AXP(R) Discovery Fund (Sept. 29, 2003) S-6457-99 Y (9/03)

The following footnote under the "Fees and Expenses" section has been revised as follows:

FEES AND EXPENSES

(e) AEFC has contractually agreed to waive certain fees and to absorb certain expenses through July 31, 2004. Under this agreement, total expenses will not exceed 1.49% for Class A; 2.27% for Class B; 2.39% for Class C and 1.32% for Class Y.



S-6457-25 A (2/04)

*Valid until next prospectus update
Destroy Sept. 30, 2004